UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2024

Chimerix, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35867	33-0903395
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2505 Meridian Parkway, Suite 100 Durham, NC	27713
(Address of principal executive offices)	(Zip Code)

(919) 806-1074
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CMRX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On December 10, 2024, Chimerix, Inc. (the “Company”) made available an updated corporate presentation (the “Presentation”) that the Company intends to use, in whole or in part, in meetings with investors, analysts and others. The Presentation can be accessed through the “Investors” section of the Company’s website. A copy of the Presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in this Item 7.01 and the attached Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 and the attached Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 8.01 Other Events.

On December 9, 2024, the Company announced its plan to submit a complete new drug application (“NDA”) seeking accelerated approval for dordaviprone (“ONC201”) as a treatment for recurrent H3 K27M-mutant diffuse glioma in the United States before year-end 2024, following extensive dialogue with the U.S. Food and Drug Administration (the “FDA”). ONC201 is a novel first-in-class small molecule imipridone that selectively targets the mitochondrial protease ClpP and dopamine receptor D2 (“DRD2”), which has received Rare Pediatric Disease Designation for H3 K27M-mutant glioma and is eligible to apply for a Rare Pediatric Disease Priority Review Voucher (“PRV”). The Company intends to apply for a Rare Pediatric Disease PRV in the upcoming NDA submission.

The following recent program milestones and additional supportive data were extensively discussed with the FDA and will be included in the NDA:

•Substantial enrollment of the Phase 3 ACTION study;
•Phase 2 objective response rate of the 50-patient primary efficacy analysis assessed by blinded independent central review as the primary basis of efficacy in the NDA;
•Several response assessments, including the most contemporary response assessment criteria for gliomas, Response Assessment in Neuro-Oncology 2.0 (“RANO 2.0”), under which ONC201 demonstrated an objective response rate of 28%, a median duration of response of 10.4 months and a median time to response of 4.6 months;
•Additional clinical data sets and patient narratives supportive of the primary efficacy analysis observed to date;
•Clinical and nonclinical demonstration of dordaviprone-driven reversal of the central hallmark of H3 K27M-mutant glioma, H3K27 trimethyl loss;
•Comprehensive safety database of glioma patients and healthy volunteers that supports a favorable benefit/risk profile observed to date; and
•Comprehensive clinical pharmacology and chemistry, manufacturing, and controls studies.

The Company will request Priority Review for the NDA. If granted, the resulting six-month FDA review period is expected to result in a potential initial Prescription Drug User Fee Act (“PDUFA”) action date for accelerated approval in the third quarter of 2025.

Should the Company be awarded a Rare Pediatric Disease PRV and thereafter sell such Rare Pediatric Disease PRV to a third party, 50% of the net proceeds from such sale would be payable to the former securityholders of Oncoceutics, Inc. pursuant to the Agreement and Plan of Merger with Oncoceutics, Inc., dated as of January 7, 2021.

In addition, the Company expects to determine by early 2025 the recommended dosing for planned Phase 2 clinical trials of ONC206. ONC206 is a second generation ClpP agonist and DRD2 antagonist that has demonstrated monotherapy anti-cancer activity in non-clinical models and is currently in dose escalating clinical trials for adult and pediatric patients with primary central nervous system tumors.

Forward-Looking Statements

The Company cautions you that statements included in this report that are not a description of historical facts are forward-looking statements. Words such as “anticipate,” “expect,” “intend,” “plan,” “believe,” “seek,” “estimate,” “will,” “should,” “would,” “could,” “may” and similar expressions also identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding the possible regulatory path forward for dordaviprone, including the potential to seek accelerated approval, priority review, rare pediatric disease priority review vouchers and approval for marketing authorization; timing and consequences of an NDA submission to FDA; FDA’s acceptance for filings; the timeline of related discussions with the FDA; the initial potential PDUFA timing; the potential commercial opportunity; the ability of dordaviprone to attain significant market acceptance among disease experts, patient advocates and their patients; the expected impact of dordaviprone on patients; expectations regarding interim OS data from the Phase 3 ACTION study of dordaviprone; plans for provisional registration and commercialization in Australia; expectations regarding our international market opportunities; expectations regarding completion of enrollment and assessment of responses in the ONC206 dose escalation trials; and the timing, characteristics and development of ONC206. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of these results will be achieved. Actual results may differ from those set forth in this report due to the risks and uncertainties associated with market conditions and our cash runway; risks related to the ability to obtain and maintain accelerated approval, priority review, rare pediatric disease priority review vouchers, and approval for marketing authorization; risks related to the timing, completion and outcome of the Phase 3 ACTION study of dordaviprone; uncertainty on the response of regulators to including additional supportive data to be submitted in the NDA filing, including RANO 2.0 assessments, and uncertainty with respect to the initial potential PDUFA timing; risks related to the clinical development of ONC206; risks associated with market acceptance; risks associated with repeating positive results obtained in prior preclinical or clinical studies in future studies; risks related to the clinical development of our clinical candidates; and additional risks and uncertainties inherent in the Company’s business, including those described in the Company’s filings with the Securities Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description
99.1	Chimerix, Inc. Corporate Presentation, dated December 10, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chimerix, Inc.

Date: December 10, 2024
	By:	/s/ Michelle LaSpaluto
	Name:	Michelle LaSpaluto
	Title:	Chief Financial Officer